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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 7, 1997


                            PRIME HOSPITALITY CORP.
             (Exact name of Registrant as specified in its charter)


                           COMMISSION FILE NO. 1-6869


           DELAWARE                                         22-2640625
(State or other jurisdiction of                            (IRS employer
incorporation or organization)                          identification no.)

700 ROUTE 46 EAST, FAIRFIELD, NEW JERSEY                        07004
(address of principal executive offices)                      (zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 882-1010


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Item 5. Other Events

        On March 7, 1997, the Registrant announced that it plans to offer
$200 million aggregate principal amount of Senior Subordinated Notes due 2007 in a private transaction under Rule 144A of the Securities Act of 1933, as amended.


Item 7. Exhibits

        99.1. Press Release, dated March 7, 1997, with respect to the Registrant's offering of Senior Subordinated Notes due 2007.

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                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: March 7, 1997                     PRIME HOSPITALITY CORP.


                                        By: /s/ Richard T. Szymanski
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                                            Richard T. Szymanski, Vice
                                            President and Corporate Controller


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                             EXHIBIT INDEX
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Exhibit 99.1  Press Release, dated March 7, 1997, with respect to the
              Registrant's offering of Senior Subordinated Notes due 2007.